UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2017

CASI PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-20713	58-1959440
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9620 Medical Center Drive, Suite 300

Rockville, Maryland

(Address of principal executive offices)

20850

(Zip Code)

(240) 864-2600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) CASI Pharmaceuticals, Inc. (the “Company”) held its 2017 annual meeting of stockholders (the “Annual Meeting”) on June 8, 2017. At the Annual Meeting, the Company’s stockholders approved the amendment to the Company’s 2011 Long-Term Incentive Plan (the “2011 Plan”).

Under the amendment to the 2011 Plan, the number of shares of Common Stock reserved for issuance increased from 11,230,000 to 14,230,000. The Company’s executive officers and directors are eligible to receive awards under the 2011 Plan in accordance with the terms and conditions set forth therein. A copy of the 2011 Plan was filed with the Securities and Exchange Commission on April 14, 2017 as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) for the Annual Meeting and is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders considered and approved three proposals, each of which is described in more detail in the Proxy Statement. The following is a brief description of each matter voted upon at the Annual Meeting, and the final voting results for each matter, including the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter.

Election of Directors.  Each of Franklin C. Salisbury, Jr. and Y. Alexander Wu, PhD. were elected to serve as a member of the Board for a term expiring at the annual meeting of stockholders as indicated in the Proxy Statement and until his successor is duly elected and qualified, as follows:

Director	FOR	WITHHELD	BROKER NON-VOTES
Franklin C. Salisbury, Jr.	42,394,774	142,977	8,683,534
Y. Alexander Wu, Ph.D	42,394,522	143,229	8,683,534

Approval of the amendment to the 2011 Long-Term Incentive Plan. The stockholders voted to approve the amendment to the 2011 Plan, as follows:

FOR	42,119,270
AGAINST	383,240
ABSTAIN	35,241
BROKER NON-VOTES	8,683,534

Ratify Independent Registered Public Accountants.  The stockholders ratified the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, as follows:

FOR	50,400,001
AGAINST	232,471
ABSTAIN	588,813

Approval of an advisory resolution on executive compensation. The stockholders voted to approve the advisory resolution on executive compensation, as follows:

FOR	41,701,991
AGAINST	385,914
ABSTAIN	449,846
BROKER NON-VOTES	8,683,534

Advisory Recommendation on the Frequency of Future Advisory Votes on Executive Compensation. The stockholders voted to recommend that the advisory (non-binding) vote on executive compensation be put forth to stockholders every three years, as follows:

1-YEAR	1,104,486
2-YEARS	172,037
3-YEARS	38,327,978
ABSTAIN	2,933,250
BROKER NON-VOTES	8,683,534

In accordance with the stockholder voting results, in which every “Three Years” received the highest number of votes cast on the frequency proposal, and the Board of Directors’ recommendation in the Proxy Statement, our Board of Directors determined subsequent to the Annual Meeting that future stockholder advisory (non-binding) votes on executive compensation will occur every three years.  Accordingly, the next stockholder advisory (non-binding) vote on executive compensation will be held at the 2020 annual meeting of stockholders.  A stockholder advisory vote on the frequency of stockholder advisory votes on executive compensation is required to be held at least once every six years.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

10.1	CASI Pharmaceuticals, Inc. 2011 Long-Term Incentive Plan, as amended (previously filed with, and incorporated herein by reference to, the Company’s Definitive Proxy Statement filed on April 14, 2017)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASI PHARMACEUTICALS, INC.

By:	/s/ Cynthia W. Hu
Cynthia W. Hu Chief Operating Officer, General Counsel & Secretary

Date: June 9, 2017